IMPORTANT NOTICE REGARDING YOUR
                                  BERGER FUNDS

February 18, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 7, 2003. Our records indicate that we have not yet received a vote from you. We urge you to please act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP ENABLE YOUR FUND(S) TO HOLD THIS MEETING AS SCHEDULED, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications Inc. ("GS"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call GS toll-free at 1-866-238-7096.


--------------------------------------------------------------------------------

For your convenience, please utilize one of the easy methods below to register your vote:

1.   BY PHONE.
Call Georgeson Shareholder toll-free at 1-866-238-7096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.   BY INTERNET.
Visit WWW.PROXYWEB.COM and enter the 14-digit control number located on your proxy card.

3.   BY TOUCH-TONE PHONE.
Dial the toll-free number found on your proxy card and follow the simple instructions.

4.   BY MAIL.
Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote so it may be received in time for the Meeting.

--------------------------------------------------------------------------------


                       DON'T HESITATE. PLEASE VOTE TODAY.


                                                                             REG

                        IMPORTANT NOTICE REGARDING YOUR
                                  BERGER FUNDS

February 18, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 7, 2003. Our records indicate that we have not yet received a vote from you. We urge you to please act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP ENABLE YOUR FUND(S) TO HOLD THIS MEETING AS SCHEDULED, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications Inc. ("GS"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or the execution of your proxy, please call GS toll-free at 1-866-238-7096.


--------------------------------------------------------------------------------

For your convenience, please utilize one of the easy methods below to register your vote:

2.   BY TOUCH-TONE PHONE.
Dial the toll-free number found on your proxy card and follow the simple instructions.

2.   BY INTERNET.
Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

5.   BY MAIL.
Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote so it may be received in time for the Meeting.

--------------------------------------------------------------------------------


                       DON'T HESITATE. PLEASE VOTE TODAY.


                                                                             OBO

                        IMPORTANT NOTICE REGARDING YOUR
                                  BERGER FUNDS


February 18, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 7, 2003. Our records indicate that we have not yet received a vote from you. We urge you to please act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP ENABLE YOUR FUND(S) TO HOLD THIS MEETING AS SCHEDULED, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications Inc. ("GS"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call GS toll-free at 1-866-238-7096.


--------------------------------------------------------------------------------

For your convenience, please utilize one of the easy methods below to register your vote:

3.   BY PHONE.
Call Georgeson Shareholder toll-free at 1-866-238-7096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.   BY INTERNET.
Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

6.   BY TOUCH-TONE PHONE.
Dial the toll-free number found on your proxy card and follow the simple instructions.

7.   BY MAIL.
Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote so it may be received in time for the Meeting.

--------------------------------------------------------------------------------


                       DON'T HESITATE. PLEASE VOTE TODAY.


                                                                            NOBO